UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – February 2, 2021

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive,	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, the Compensation Committee (“Committee”) of the Board of Directors of Cooper-Standard Holdings Inc. (the “Company”) exercised its discretion under the Company’s Annual Incentive Plan (“AIP”) to adjust the annual incentive payout of the Company’s executive officers, including its named executive officers, for the 2020 performance year to reflect the impact of COVID-19 pandemic. Specifically, the Committee approved payouts under the 2020 AIP at 70% of target. In deciding to use this discretion, the Committee considered, among other things, that the performance criteria for the 2020 AIP targets were established before the onset of the COVID-19 pandemic which caused plant shutdowns and slowdowns and significantly disrupted the Company’s business, rendering the pre-established 2020 AIP performance criteria inappropriate to fairly measure the Company’s performance in 2020.

In making its determination, the Committee took into account that, as the pandemic unfolded, management decisively responded to the disruption by promoting the safety and well-being of the Company's global workforce through the imposition of travel restrictions, work-from-home requirements for the majority of salaried employees, and safety and protective measures at the Company’s plants and facilities, with a constant focus on delivering quality products to the Company’s customers. In addition, the Committee considered that management took actions to assure the Company's ongoing liquidity and financial stability through financing activities, cash preservation initiatives, capital expense reductions, and cost controls, including deferring payment of a portion of the salaries of the Company’s executive officers from May through August of 2020. More fundamentally, the Committee found that the actions of the Company’s executive officers supported sustainable, long-term growth and promoted shareholder value.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:
    Exhibit 104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        Cooper-Standard Holdings Inc.

/s/ Joanna M. Totsky
Name:	Joanna M. Totsky
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: February 8, 2021